December 17, 2014 TM Investor Presentation Exhibit 99.1

2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at
www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Forward Looking Statements and Non-GAAP Disclaimer

Diversification by Industry Sector - Revenue
Note: Percentage of sales for the twelve months ended September 30, 2014.
Upstream
47%
Downstream  25% 28%  Midstream
Diversified Across All Three Major Energy Sectors
Transmission
18%
Drilling & Completion
Tubulars
(OCTG)
9%
Production
Infrastructure,
Materials &
Supplies
38%
Other/
Industrial
13%
Chemicals &
Refining
12%
Gas Utility
10%

By Product Line
Revenue by Geography and Product Line
Note: Percentage of sales for the twelve months ended September 30, 2014.
By Geography
Houston, TX Edmonton, AB Bradford, UK
Singapore Perth, AU Stavanger, NO
Diversified Across Multiple Geographies -
Domestically (all shale plays) and Internationally
12%
14%
16%
17%
18%
23%
Canada
Asia / Europe
Western US
Southwest
Gulf Coast
Eastern US
32%
21%
19%
19%
9%
Valves
Fittings & Flanges
General Oilfield
Products
Line Pipe
OCTG
32%
21%
19%
19%
9%

Downstream
Midstream
Upstream
MRC Global plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS SUPPLIERS IOCs
Phillips 66 Valero
DOW DuPont
Marathon
Petroleum
Access
Midstream
AGL
Resources
Atmos
NiSource PG&E Williams
DCP
Midstream
Chesapeake
Energy
ConocoPhillips Devon
Apache Anadarko CNRL
Hess
Husky
Energy
Marathon
Oil
Statoil
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon Cameron Flowserve
Kitz Neway Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics
Emerson

Strategic Shift in Product Mix to Higher Margin Products
($ millions)
Total Revenue less Carbon Energy Tubulars (OCTG & Line Pipe)
15% CAGR Over Past 4 Years
$2,384
$2,989
$3,697
$3,705
~$4,200
2010 2011 2012 2013 2014E

2014 and 2008 – What Is Different in Product Mix?
• Product mix has changed significantly
• More volatile carbon pipe is a smaller part of our business today
• Impact of downturn in customer spending is expected to impact higher margin products less than carbon pipe
2008 2014
55%
Higher
Margin
Products
OCTG
24%
Line Pipe
21%
Valves
15%
22%
45%
Carbon
Pipe
72%
Higher
Margin
Products
19%
OCTG
9%
Valves
32%
19%
28%
Carbon
Pipe
Fittings &
Flanges
18%
General
Products
Oilfield
General
Oilfield
Products
Line Pipe
Fittings &
Flanges
21%
Note: Percentage of sales for the year ended December  31, 2008  and for the twelve months ended September 30, 2014.

• Historically high inflation impacted both OCTG and LP in 2008
• This resulted is a significant reduction in prices in 2009
• Today, prices are at more normalized levels and have less to fall in a downturn
Line Pipe OCTG
48%
47%
2014 and 2008 – What Is Different in Carbon Steel Pricing
Prices are per ton as reported in published market data. Amounts reflect peak prices in September 2008, trough prices in November 2009 and current prices in November 2014 are per ton as reported
in published market data. The amounts reflect peak (September) prices in 2008, trough (November) prices in 2009, and current (November) prices in 2014
$3,242
$1,675
$1,789
2008 2009 2014
$3,036
$1,614 $1,624
2008 2009 2014

1. Reflects reported revenues for 2013.
Building an International Platform
2014 International Acquisitions
Date Acquisition Rationale Region
Revenue¹
($ millions)
Jan-14 Stream International Offshore PVF Norway
$ 271
May-14 MSD Engineering Valve Automation Singapore & SE Asia
26
Jun-14 HypTeck International Offshore Norway
38
$0
$52
$256
$330
$567
$554
>$900
2008 2009 2010 2011 2012 2013 2014E
International Segment Revenue
($ millions)

10 Capital Structure

Balance Sheet Metrics
Total Debt Capital Structure
Net Leverage
($ millions)
September 30,
2014
Cash and Cash Equivalents $ 31
Total Debt (including current portion):
Term Loan B due 2019, net of discount 782
Global ABL Facility due 2019 632
Other 3
Total Debt $ 1,417
Total Equity $ 1,425
Total Capitalization $ 2,842
Liquidity $ 307
1. The net leverage ratio is 3.25x pro forma for the acquisition of Stream, Flangefitt,
MSD and HypTeck.

4.1x
2.6x 2.5x
3.4x
1
2011 2012 2013 September 30, 2014
3x
2x
Target range 2x-3x
$1,527
$1,257
$987
$1,417
2011 2012 2013 September 30, 2014

Summary of Certain Debt Terms
• Repayment
• Global ABL and Term Loan B mature in 2019
• Term Loan B has 1% per year amortization, paid quarterly
• Term Loan B requires repayment in form of annual excess cash flow sweep
(currently at the maximum of 50% of annual “Excess Cash Flow”)
• Financial Maintenance Covenants
• No maintenance covenants are currently in effect in either the Global ABL or
Term Loan B
• Under the Global ABL, if “Excess Availability” is less than the greater of 10%
of the “ABL Commitment” or $79.8 million, then a “Fixed Charge Coverage
Ratio” of 1.0:1.0 is required.
• The threshold is approximately $105 million (10% of the $1.050 billion commitment)
• “Excess Availability” is approximately $268 million as of November 30, 2014
• “Fixed Charge Coverage Ratio” was 2.36 at September 30, 2014 (the most recent compliance certificate)

Summary of Certain Debt Terms
• The Global ABL and Term Loan B also contain customary restrictive covenants that limit our ability to make investments, prepay certain indebtedness, grant liens, incur additional indebtedness, sell assets, make fundamental changes, enter into transactions with affiliates and pay dividends.